Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the quarter ended
September 30, 2023

Allianz

PARAMOUNT GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; the risk we may lose a major tenant or that a major tenant may be adversely impacted by market and economic conditions, including rising inflation and interest rates; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of rising inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; the negative impact of any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants’ financial condition and results of operations; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

Camille Bonnel	Thomas Catherwood	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Evercore ISI
(646) 855-5042	(212) 738-6140	(212) 446-9462
camille.bonnel@bofa.com	tcatherwood@btig.com	steve.sakwa@evercoreisi.com

Dylan Burzinski	Vikram Malhotra	Ronald Kamdem
Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(949) 640-8780	(212) 282-3827	(212) 296-8319
dburzinski@greenstreet.com	vikram.malhotra@mizuhogroup.com	ronald.kamdem@morganstanley.com

Blaine Heck	Andrew Rosivach
Wells Fargo	Wolfe Research
(443) 263-6529	(646) 582-9250
blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not, by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2023
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.33)	$(0.31)
Our share of real estate depreciation and amortization	1.04	1.04
Our share of non-cash real estate impairment loss related to an unconsolidated joint venture	0.11	0.11
Estimated FFO	0.82	0.84
Adjustments for non-core items (1)	0.03	0.03
Estimated Core FFO (2)(3)	$0.85	$0.87

Operating Assumptions:
Leasing Activity (square feet)	650,000	850,000
PGRE's share of Same Store Leased % (3) at year end	87.0%	88.6%
Decrease in PGRE's share of Same Store Cash NOI (3)	(6.1%)	(4.1%)
Decrease in PGRE's share of Same Store NOI (3)	(4.7%)	(2.7%)

Financial Assumptions (at share):
Estimated net loss	$(74,700)	$(68,700)
Depreciation and amortization	241,000	241,000
General and administrative expenses	62,500	61,500
Interest and debt expense, including amortization of deferred financing costs	147,000	146,000
Fee and other income, net of income taxes	(32,500)	(33,500)
Our share of non-cash real estate impairment loss related to an unconsolidated joint venture	24,700	24,700
Other non-core items	5,500	5,500
NOI (3)	373,500	376,500
Straight-line rent adjustments and above and below-market lease revenue, net	(5,000)	(6,000)
Cash NOI (3)	$368,500	$370,500

(1)
Represents non-core items for the nine months ended September 30, 2023, that are listed in the table on page 11. The Company is not making projections for non-core items that may impact its financial results for the remainder of 2023, which may include unrealized gains or losses on real estate fund investments, acquisition and transaction related costs and other items that are not included in Core FFO.
(2)
We are narrowing our Estimated Core FFO Guidance for the full year of 2023, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on November 1, 2023 and otherwise to be referenced during our conference call scheduled for November 2, 2023. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate related fund investments. There can be no assurance that our actual results will not differ materially from the estimates set forth above.
(3)
See page 54 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
SELECTED FINANCIAL DATA	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Net (loss) income attributable to common stockholders	$(8,385)	$(1,537)	$(47,538)	$(54,194)	$1,474
Per share - basic and diluted	$(0.04)	$(0.01)	$(0.22)	$(0.25)	$0.01

Core FFO attributable to common stockholders (1)	$47,822	$54,249	$38,666	$142,662	$162,460
Per share - diluted	$0.22	$0.24	$0.18	$0.66	$0.73

PGRE's share of Cash NOI (1)	$94,195	$95,963	$92,897	$281,707	$287,697
PGRE's share of NOI (1)	$96,064	$99,488	$84,764	$282,105	$296,954

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended September 30, 2023 vs. September 30, 2022	(7.1%)	Three Months Ended September 30, 2023 vs. September 30, 2022	(10.3%)
Nine Months Ended September 30, 2023 vs. September 30, 2022	(3.9%)	Nine Months Ended September 30, 2023 vs. September 30, 2022	(2.9%)

PORTFOLIO STATISTICS (at PGRE's Share)

	As of
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Leased % (1)	88.1%	89.6%	89.8%	91.3%	91.4%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
September 30, 2023 vs. June 30, 2023	(1.5%)	September 30, 2023 vs. September 30, 2022	(3.3%)
September 30, 2023 vs. December 31, 2022	(3.2%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
High	$5.43	$4.92	$6.74	$6.86	$7.95
Low	$4.20	$4.10	$3.90	$5.48	$6.00
Closing (end of period)	$4.62	$4.43	$4.56	$5.94	$6.23

Dividends per common share	$0.035	$0.035	$0.0775	$0.0775	$0.0775
Annualized dividends per common share	$0.14	$0.14	$0.31	$0.31	$0.31
Dividend yield (on closing share price)	3.0%	3.2%	6.8%	5.2%	5.0%

(1)
See page 54 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2023	December 31, 2022
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,217,633	6,177,540
	8,183,870	8,143,777
Accumulated depreciation and amortization	(1,427,705)	(1,297,553)
Real estate, net	6,756,165	6,846,224
Cash and cash equivalents	399,631	408,905
Restricted cash	70,892	40,912
Accounts and other receivables	14,340	23,866
Real estate related fund investments	68,225	105,369
Investments in unconsolidated real estate related funds	4,537	3,411
Investments in unconsolidated joint ventures	368,024	393,503
Deferred rent receivable	347,641	346,338
Deferred charges, net	112,448	120,685
Intangible assets, net	74,391	90,381
Other assets	72,265	73,660
Total assets	$8,288,559	$8,453,254

Liabilities:
Notes and mortgages payable, net	$3,802,333	$3,840,318
Revolving credit facility	-	-
Accounts payable and accrued expenses	109,471	123,176
Dividends and distributions payable	8,357	18,026
Intangible liabilities, net	29,981	36,193
Other liabilities	28,452	24,775
Total liabilities	3,978,594	4,042,488

Equity:
Paramount Group, Inc. equity	3,429,212	3,592,291
Noncontrolling interests in:
Consolidated joint ventures	410,944	402,118
Consolidated real estate related funds	162,973	173,375
Operating Partnership	306,836	242,982
Total equity	4,309,965	4,410,766

Total liabilities and equity	$8,288,559	$8,453,254

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended					Nine Months Ended
	September 30, 2023		September 30, 2022	June 30, 2023		September 30, 2023		September 30, 2022
Revenues:
Rental revenue (1)	$182,515		$179,250	$165,506		$529,734		$526,415
Fee and other income (1)	6,666		7,897	7,156		20,583		29,934
Total revenues	189,181		187,147	172,662		550,317		556,349

Expenses:
Operating	75,502		72,845	71,078		216,889		207,320
Depreciation and amortization	60,263		58,284	62,627		181,778		171,306
General and administrative	15,460		13,150	16,224		46,307		45,501
Transaction related costs	132		105	63		323		381
Total expenses	151,357		144,384	149,992		445,297		424,508

Other income (expense):
Income (loss) from real estate related fund investments	2,060		-	(42,644)	(2)	(37,034)	(2)	-
(Loss) income from unconsolidated real estate related funds	(721)		300	32		(867)		625
Loss from unconsolidated joint ventures	(28,974)	(3)	(5,797)	(28,402)	(4)	(63,138)	(3)(4)	(15,326)
Interest and other income, net	4,115		1,580	2,967		10,007		2,607
Interest and debt expense (1)	(39,102)		(36,949)	(36,879)		(112,440)		(106,804)
(Loss) income before income taxes	(24,798)		1,897	(82,256)		(98,452)		12,943
Income tax expense	(263)		(673)	(573)		(1,124)		(1,559)
Net (loss) income	(25,061)		1,224	(82,829)		(99,576)		11,384
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(4,887)		(4,179)	(5,351)		(15,879)		(12,383)
Consolidated real estate related funds	20,934	(3)	1,309	37,301		57,412	(3)	2,677
Operating Partnership	629		109	3,341		3,849		(204)
Net (loss) income attributable to common stockholders	$(8,385)		$(1,537)	$(47,538)		$(54,194)		$1,474
Per diluted share	$(0.04)		$(0.01)	$(0.22)		$(0.25)		$0.01

(1)
See page 10 for details.
(2)
Includes an unrealized loss on a mezzanine loan investment held by Paramount Group Real Estate Fund X, LP (“Fund X”). See page 37 for details.
(3)
Includes Residential Development Fund’s (“RDF”) share of a non-cash impairment loss related to residential condominium units at One Steuart Lane. Our share of the impairment loss, net of amounts attributable to noncontrolling interests was $1,772. See page 35 for details.
(4)
Includes our share of a non-cash real estate impairment loss related to 60 Wall Street. See page 31 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended				Nine Months Ended
Rental Revenue:	September 30, 2023	September 30, 2022	June 30, 2023		September 30, 2023		September 30, 2022
Property rentals	$158,595	$159,549	$156,015		$473,073		$474,990
Tenant reimbursements	16,896	15,978	13,270		44,624		40,972
Straight-line rent adjustments	1,060	3,807	(7,511)	(1)	1,305	(1)	7,808
Amortization of above and below-market leases, net	1,445	(84)	1,448		3,929		589
Lease termination income	4,519	-	2,284		6,803		2,056
Total rental revenue	$182,515	$179,250	$165,506		$529,734		$526,415

(1)
Includes non-cash straight-line rent receivable write-offs aggregating $13,906 comprised of (i) a $7,343 write-off related to the surrendered JPMorgan space and (ii) a $6,563 write-off related to the terminated SVB Securities lease.

	Three Months Ended			Nine Months Ended
Fee and Other Income:	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Asset management	$2,459	$3,166	$2,326	$6,960	$9,138
Property management	1,810	1,849	1,831	5,503	6,171
Acquisition, disposition, leasing and other	304	117	819	1,643	7,785
Total fee income	4,573	5,132	4,976	14,106	23,094
Other (primarily parking income and tenant requested services,
including cleaning and overtime heating and cooling)	2,093	2,765	2,180	6,477	6,840
Total fee and other income	$6,666	$7,897	$7,156	$20,583	$29,934

	Three Months Ended			Nine Months Ended
Interest and Debt Expense:	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Interest expense	$37,549	$35,412	$35,340	$107,810	$102,190
Amortization of deferred financing costs	1,553	1,537	1,539	4,630	4,614
Total interest and debt expense	$39,102	$36,949	$36,879	$112,440	$106,804

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(25,061)	$1,224	$(82,829)	$(99,576)	$11,384
Real estate depreciation and amortization (including our share of
unconsolidated joint ventures)	69,160	68,009	72,096	209,687	201,069
Our share of a non-cash real estate impairment loss related to an unconsolidated joint venture	-	-	24,734	24,734	-
FFO (1)	44,099	69,233	14,001	134,845	212,453
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(14,801)	(13,408)	(14,889)	(44,865)	(39,868)
Consolidated real estate related funds	20,933	1,304	37,295	57,398	2,659
FFO attributable to Paramount Group Operating Partnership	50,231	57,129	36,407	147,378	175,244
Less FFO attributable to noncontrolling interests in Operating Partnership	(3,510)	(3,763)	(2,390)	(9,861)	(13,683)
FFO attributable to common stockholders (1)	$46,721	$53,366	$34,017	$137,517	$161,561
Per diluted share	$0.21	$0.24	$0.16	$0.63	$0.73

FFO	$44,099	$69,233	$14,001	$134,845	$212,453
Non-core items:
RDF's share of a non-cash impairment loss related to residential condominium units at One Steuart Lane	23,942	-	-	23,942	-
Adjustments to equity in earnings for (distributions from) contributions to unconsolidated joint ventures	(1,917)	709	(1,301)	(4,540)	294
Adjustments for realized and unrealized gains and losses on consolidated and unconsolidated real estate related fund investments	711	21	45,686	47,732	39
Other, net (including after-tax net gains or losses on sale of residential condominium units at One Steuart Lane)	1,606	1,614	659	4,802	3,664
Core FFO (1)	68,441	71,577	59,045	206,781	216,450
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(14,801)	(13,408)	(14,889)	(44,865)	(39,868)
Consolidated real estate related funds	(2,226)	(94)	(2,773)	(9,026)	(381)
Core FFO attributable to Paramount Group Operating Partnership	51,414	58,075	41,383	152,890	176,201
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(3,592)	(3,826)	(2,717)	(10,228)	(13,741)
Core FFO attributable to common stockholders (1)	$47,822	$54,249	$38,666	$142,662	$162,460
Per diluted share	$0.22	$0.24	$0.18	$0.66	$0.73

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	217,043,022	224,864,791	217,003,931	216,871,778	222,228,605
Effect of dilutive securities	32,676	28,555	11,089	21,638	34,143
Denominator for FFO and Core FFO per diluted share	217,075,698	224,893,346	217,015,020	216,893,416	222,262,748

(1)
See page 54 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Reconciliation of Core FFO to FAD:
Core FFO	$68,441	$71,577	$59,045	$206,781	$216,450
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at FAD:
Straight-line rent adjustments	(1,514)	(3,969)	7,515	(1,690)	(8,288)
Amortization of above and below-market leases, net	(2,110)	(790)	(2,239)	(6,187)	(3,115)
Amortization of deferred financing costs	1,787	1,909	1,779	5,459	5,793
Amortization of stock-based compensation expense	4,680	4,149	4,214	14,011	14,853
Expenditures to maintain assets	(7,934)	(11,834)	(20,117)	(33,713)	(36,127)
Second generation tenant improvements
and leasing commissions	(13,451)	(12,428)	(6,548)	(32,537)	(43,193)
FAD (1)	49,899	48,614	43,649	152,124	146,373
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(9,679)	(8,391)	(10,351)	(27,063)	(27,493)
Consolidated real estate related funds	(2,226)	(152)	(2,773)	(9,083)	(600)
FAD attributable to Paramount Group Operating Partnership	37,994	40,071	30,525	115,978	118,280
Less FAD attributable to noncontrolling interests in Operating Partnership	(2,655)	(2,640)	(2,004)	(7,754)	(9,286)
FAD attributable to common stockholders (1) (2)	$35,339	$37,431	$28,521	$108,224	$108,994

Dividends declared on common stock	$7,607	$17,269	$7,606	$32,047	$51,734

(1)
See page 54 for our definition of this measure.
(2)
FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(25,061)	$1,224	$(82,829)	$(99,576)	$11,384
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization	69,160	68,009	72,096	209,687	201,069
Interest and debt expense	45,666	43,516	42,746	132,085	126,310
Our share of a non-cash real estate impairment loss related to an unconsolidated joint venture	-	-	24,734	24,734	-
Income tax expense	264	674	580	1,137	1,580
EBITDAre (1)	90,029	113,423	57,327	268,067	340,343
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(22,766)	(21,362)	(22,730)	(68,508)	(63,529)
Consolidated real estate related funds	20,929	346	37,665	56,558	(167)
PGRE's share of EBITDAre (1)	$88,192	$92,407	$72,262	$256,117	$276,647

EBITDAre	$90,029	$113,423	$57,327	$268,067	$340,343
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
RDF's share of a non-cash impairment loss related to residential condominium units at One Steuart Lane	23,942	-	-	23,942	-
Adjustments to equity in earnings for (distributions from) contributions to unconsolidated joint ventures	(1,917)	709	(1,301)	(4,540)	294
EBITDAre from consolidated and unconsolidated real estate related fund investments	(1,227)	(410)	42,507	38,056	(950)
Other, net (including after-tax net gains or losses on sale of residential condominium units at One Steuart Lane)	1,225	580	814	3,274	614
Adjusted EBITDAre (1)	112,052	114,302	99,347	328,799	340,301
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(22,766)	(21,362)	(22,730)	(68,508)	(63,529)
PGRE's share of Adjusted EBITDAre (1)	$89,286	$92,940	$76,617	$260,291	$276,772

(1)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2023	September 30, 2022	June 30, 2023	September 30, 2023	September 30, 2022
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(25,061)	$1,224	$(82,829)	$(99,576)	$11,384
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	60,263	58,284	62,627	181,778	171,306
General and administrative	15,460	13,150	16,224	46,307	45,501
Interest and debt expense	39,102	36,949	36,879	112,440	106,804
Income tax expense	263	673	573	1,124	1,559
(Income) loss from real estate related fund investments	(2,060)	-	42,644	37,034	-
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	9,233	11,540	10,720	30,334	34,359
Loss from unconsolidated joint ventures	28,974	5,797	28,402	63,138	15,326
Fee income	(4,573)	(5,132)	(4,976)	(14,106)	(23,094)
Interest and other income, net	(4,115)	(1,580)	(2,967)	(10,007)	(2,607)
Other, net	853	(195)	31	1,190	(244)
NOI (1)	118,339	120,710	107,328	349,656	360,294
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,275)	(21,222)	(22,564)	(67,551)	(63,340)
PGRE's share of NOI (1)	$96,064	$99,488	$84,764	$282,105	$296,954

NOI	$118,339	$120,710	$107,328	$349,656	$360,294
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(1,514)	(3,969)	7,515	(1,690)	(8,288)
Amortization of above and below-market leases, net
(including our share of unconsolidated joint ventures)	(2,110)	(790)	(2,239)	(6,187)	(3,115)
Cash NOI (1)	114,715	115,951	112,604	341,779	348,891
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,520)	(19,988)	(19,707)	(60,072)	(61,194)
PGRE's share of Cash NOI (1)	$94,195	$95,963	$92,897	$281,707	$287,697

(1)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended September 30, 2023
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(25,061)	$981	$9,285	$(35,327)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	60,263	40,431	18,554	1,278
General and administrative	15,460	-	-	15,460
Interest and debt expense	39,102	25,523	12,816	763
Income tax expense	263	-	-	263
Income from real estate related fund investments	(2,060)	-	-	(2,060)
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	9,233	3,376	5,858	(1)
Loss (income) from unconsolidated joint ventures	28,974	(1)	3,890	25,085
Fee income	(4,573)	-	-	(4,573)
Interest and other income, net	(4,115)	(655)	(740)	(2,720)
Other, net	853	-	-	853
NOI (1)	118,339	69,655	49,663	(979)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,275)	(3,049)	(19,226)	-
PGRE's share of NOI for the three months ended September 30, 2023	$96,064	$66,606	$30,437	$(979)
PGRE's share of NOI for the three months ended September 30, 2022	$99,488	$66,183	$34,169	$(864)

NOI	$118,339	$69,655	$49,663	$(979)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(1,514)	1,184	(2,668)	(30)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(2,110)	(729)	(1,381)	-
Cash NOI (1)	114,715	70,110	45,614	(1,009)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,520)	(3,179)	(17,341)	-
PGRE's share of Cash NOI for the three months ended September 30, 2023	$94,195	$66,931	$28,273	$(1,009)
PGRE's share of Cash NOI for the three months ended September 30, 2022	$95,963	$68,013	$28,844	$(894)

(1)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Nine Months Ended September 30, 2023
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(99,576)	$(21,213)	$23,025	$(101,388)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	181,778	117,879	60,128	3,771
General and administrative	46,307	-	-	46,307
Interest and debt expense	112,440	72,081	38,082	2,277
Income tax expense (benefit)	1,124	5	(78)	1,197
Loss from real estate related fund investments	37,034	-	-	37,034
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	30,334	10,143	20,133	58
Loss from unconsolidated joint ventures	63,138	25,000	10,262	27,876
Fee income	(14,106)	-	-	(14,106)
Interest and other income, net	(10,007)	(1,616)	(1,384)	(7,007)
Other, net	1,190	-	-	1,190
NOI (1)	349,656	202,279	150,168	(2,791)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(67,551)	(8,415)	(59,136)	-
PGRE's share of NOI for the nine months ended September 30, 2023	$282,105	$193,864	$91,032	$(2,791)
PGRE's share of NOI for the nine months ended September 30, 2022	$296,954	$202,451	$99,059	$(4,556)

NOI	$349,656	$202,279	$150,168	$(2,791)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated
joint ventures)	(1,690)	3,270	(4,990)	30
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(6,187)	(1,779)	(4,408)	-
Cash NOI (1)	341,779	203,770	140,770	(2,761)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(60,072)	(8,837)	(51,235)	-
PGRE's share of Cash NOI for the nine months ended September 30, 2023	$281,707	$194,933	$89,535	$(2,761)
PGRE's share of Cash NOI for the nine months ended September 30, 2022	$287,697	$204,280	$87,943	$(4,526)

(1)
See page 54 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended September 30, 2023
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2023	$94,195	$66,931		$28,273	$(1,009)
Lease termination income	(5,249)	(4,066)		(1,183)	-
Acquisitions / Redevelopment and other, net	1,012	3	(2)	-	1,009
PGRE's share of Same Store Cash NOI for the three months ended
September 30, 2023	$89,958	$62,868		$27,090	$-

	Three Months Ended September 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2022	$95,963	$68,013		$28,844	$(894)
Acquisitions / Redevelopment and other, net	917	23	(2)	-	894
PGRE's share of Same Store Cash NOI for the three months ended
September 30, 2022	$96,880	$68,036		$28,844	$-

Decrease in PGRE's share of Same Store Cash NOI	$(6,922)	$(5,168)		$(1,754)	$-
% Decrease	(7.1%)	(7.6%)		(6.1%)

(1)
See page 54 for our definition of this measure.
(2)
Represents our share of Cash NOI attributable to 60 Wall Street which was taken “out-of-service” for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended September 30, 2023
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2023	$96,064	$66,606		$30,437	$(979)
Lease termination income	(5,249)	(4,066)		(1,183)	-
Non-cash write-offs of straight-line rent receivables	144	77		67	-
Acquisitions / Redevelopment and other, net	925	3	(2)	(57)	979
PGRE's share of Same Store NOI for the three months ended
September 30, 2023	$91,884	$62,620		$29,264	$-

	Three Months Ended September 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2022	$99,488	$66,183		$34,169	$(864)
Non-cash write-offs of straight-line rent receivables	1,674	1,674		-	-
Acquisitions / Redevelopment and other, net	1,242	378	(2)	-	864
PGRE's share of Same Store NOI for the three months ended
September 30, 2022	$102,404	$68,235		$34,169	$-

Decrease in PGRE's share of Same Store NOI	$(10,520)	$(5,615)		$(4,905)	$-
% Decrease	(10.3%)	(8.2%)		(14.4%)

(1)
See page 54 for our definition of this measure.
(2)
Includes our share of NOI attributable to 60 Wall Street which was taken “out-of-service” for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Nine Months Ended September 30, 2023
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2023	$281,707	$194,933		$89,535	$(2,761)
Lease termination income	(7,304)	(6,121)		(1,183)	-
Acquisitions / Redevelopment and other, net	2,713	(48)	(2)	-	2,761
PGRE's share of Same Store Cash NOI for the nine months ended
September 30, 2023	$277,116	$188,764		$88,352	$-

	Nine Months Ended September 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2022	$287,697	$204,280		$87,943	$(4,526)
Lease termination income	(1,875)	(1,875)		-	-
Acquisitions / Redevelopment and other, net	2,655	(1,650)	(2)	(221)	4,526
PGRE's share of Same Store Cash NOI for the nine months ended
September 30, 2022	$288,477	$200,755		$87,722	$-

(Decrease) increase in PGRE's share of Same Store Cash NOI	$(11,361)	$(11,991)		$630	$-
% (Decrease) increase	(3.9%)	(6.0%)		0.7%

(1)
See page 54 for our definition of this measure.
(2)
Includes our share of Cash NOI attributable to 60 Wall Street which was taken “out-of-service” for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Nine Months Ended September 30, 2023
	Total	New York		San Francisco		Other
PGRE's share of NOI for the nine months ended September 30, 2023	$282,105	$193,864		$91,032		$(2,791)
Lease termination income	(7,304)	(6,121)		(1,183)		-
Non-cash write-offs of straight-line rent receivables	14,050	6,640	(2)	7,410	(2)	-
Acquisitions / Redevelopment and other, net	2,690	(44)	(3)	(57)		2,791
PGRE's share of Same Store NOI for the nine months ended
September 30, 2023	$291,541	$194,339		$97,202		$-

	Nine Months Ended September 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of NOI for the nine months ended September 30, 2022	$296,954	$202,451		$99,059	$(4,556)
Lease termination income	(1,875)	(1,875)		-	-
Non-cash write-offs of straight-line rent receivables	1,980	1,980		-	-
Acquisitions / Redevelopment and other, net	3,307	(1,028)	(3)	(221)	4,556
PGRE's share of Same Store NOI for the nine months ended
September 30, 2022	$300,366	$201,528		$98,838	$-

Decrease in PGRE's share of Same Store NOI	$(8,825)	$(7,189)		$(1,636)	$-
% Decrease	(2.9%)	(3.6%)		(1.7%)

(1)
See page 54 for our definition of this measure.
(2)
Includes write-offs related to the terminated SVB Securities lease at 1301 Avenue of the Americas in our New York portfolio and the surrendered JPMorgan space at One Front Street in our San Francisco portfolio.
(3)
Includes our share of NOI attributable to 60 Wall Street which was taken “out-of-service” for redevelopment.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%
Assets:
Real estate, net	$3,306,722	$1,689,883	$1,147,834	$469,005
Cash and cash equivalents	119,126	47,857	62,037	9,232
Restricted cash	1,318	78	1,240	-
Accounts and other receivables	9,825	3,379	5,796	650
Deferred rent receivable	206,500	100,968	81,240	24,292
Deferred charges, net	46,841	22,466	15,899	8,476
Intangible assets, net	42,404	35,441	6,099	864
Other assets	20,944	13,012	6,908	1,024
Total Assets	$3,753,680	$1,913,084	$1,327,053	$513,543

Liabilities:
Notes and mortgages payable, net	$2,449,917	$1,243,859	$974,555	$231,503
Accounts payable and accrued expenses	52,772	11,227	28,794	12,751
Intangible liabilities, net	18,369	12,414	5,592	363
Other liabilities	4,648	60	4,581	7
Total Liabilities	2,525,706	1,267,560	1,013,522	244,624

Equity:
Paramount Group, Inc. equity	817,030	580,506	153,703	82,821
Noncontrolling interests	410,944	65,018	159,828	186,098
Total Equity	1,227,974	645,524	313,531	268,919

Total Liabilities and Equity	$3,753,680	$1,913,084	$1,327,053	$513,543

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%
Assets:
Real estate, net	$3,364,482	$1,718,436	$1,167,906	$478,140
Cash and cash equivalents	139,579	60,556	41,396	37,627
Restricted cash	1,316	78	1,238	-
Accounts and other receivables	9,997	8,340	984	673
Deferred rent receivable	197,658	105,880	67,377	24,401
Deferred charges, net	49,485	24,696	17,255	7,534
Intangible assets, net	50,553	41,197	8,175	1,181
Other assets	6,228	655	5,105	468
Total Assets	$3,819,298	$1,959,838	$1,309,436	$550,024

Liabilities:
Notes and mortgages payable, net	$2,489,902	$1,243,112	$973,790	$273,000
Accounts payable and accrued expenses	61,407	19,682	33,297	8,428
Intangible liabilities, net	21,936	13,949	7,491	496
Other liabilities	5,803	1,185	4,563	55
Total Liabilities	2,579,048	1,277,928	1,019,141	281,979

Equity:
Paramount Group, Inc. equity	838,132	613,203	142,315	82,614
Noncontrolling interests	402,118	68,707	147,980	185,431
Total Equity	1,240,250	681,910	290,295	268,045

Total Liabilities and Equity	$3,819,298	$1,959,838	$1,309,436	$550,024

CONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$109,609	$55,983	$41,433	$12,193
Total operating expenses	38,492	21,248	13,046	4,198
Net operating income (1)	71,117	34,735	28,387	7,995
Depreciation and amortization	(31,589)	(16,817)	(10,883)	(3,889)
Interest and other income, net	1,224	484	375	365
Interest and debt expense	(22,620)	(9,804)	(10,303)	(2,513)
Net income	$18,132	$8,598	$7,576	$1,958

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$12,071	$7,742	$3,718	$611
Management fee income	1,174	420	182	572
PGRE's share of net income	13,245	8,162	3,900	1,183
Real estate depreciation and amortization	21,675	15,135	5,331	1,209
FFO/Core FFO (1)	$34,920	$23,297	$9,231	$2,392

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$6,061	$856	$3,858	$1,347
Management fee expense	(1,174)	(420)	(182)	(572)
Net income attributable to noncontrolling interests	4,887	436	3,676	775
Real estate depreciation and amortization	9,914	1,682	5,552	2,680
FFO/Core FFO (1)	$14,801	$2,118	$9,228	$3,455

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2022
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$98,186	$47,972	$38,083	$12,131
Total operating expenses	34,491	19,894	10,401	4,196
Net operating income (1)	63,695	28,078	27,682	7,935
Depreciation and amortization	(27,975)	(14,075)	(9,824)	(4,076)
Interest and other income, net	439	237	120	82
Interest and debt expense	(22,602)	(9,808)	(10,303)	(2,491)
Income before income taxes	13,557	4,432	7,675	1,450
Income tax expense	(5)	(5)	-	-
Net income	$13,552	$4,427	$7,675	$1,450

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$8,198	$3,984	$3,765	$449
Management fee income	1,175	427	178	570
PGRE's share of net income	9,373	4,411	3,943	1,019
Real estate depreciation and amortization	18,746	12,667	4,813	1,266
FFO/Core FFO (1)	$28,119	$17,078	$8,756	$2,285

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$5,354	$443	$3,910	$1,001
Management fee expense	(1,175)	(427)	(178)	(570)
Net income attributable to noncontrolling interests	4,179	16	3,732	431
Real estate depreciation and amortization	9,229	1,408	5,011	2,810
FFO/Core FFO (1)	$13,408	$1,424	$8,743	$3,241

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$315,677	$155,519	$122,726	$37,432
Total operating expenses	107,519	58,885	36,459	12,175
Net operating income (1)	208,158	96,634	86,267	25,257
Depreciation and amortization	(89,069)	(45,195)	(32,214)	(11,660)
Interest and other income, net	2,785	1,401	762	622
Interest and debt expense	(67,187)	(29,105)	(30,587)	(7,495)
Income before income taxes	54,687	23,735	24,228	6,724
Income tax benefit (expense)	75	(5)	127	(47)
Net income	$54,762	$23,730	$24,355	$6,677

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$35,362	$21,359	$11,932	$2,071
Management fee income	3,521	1,246	567	1,708
PGRE's share of net income	38,883	22,605	12,499	3,779
Real estate depreciation and amortization	60,083	40,676	15,784	3,623
FFO/Core FFO (1)	$98,966	$63,281	$28,283	$7,402

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$19,400	$2,371	$12,423	$4,606
Management fee expense	(3,521)	(1,246)	(567)	(1,708)
Net income attributable to noncontrolling interests	15,879	1,125	11,856	2,898
Real estate depreciation and amortization	28,986	4,519	16,430	8,037
FFO/Core FFO (1)	$44,865	$5,644	$28,286	$10,935

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2022
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$293,274	$147,346	$109,969	$35,959
Total operating expenses	98,098	56,616	30,654	10,828
Net operating income (1)	195,176	90,730	79,315	25,131
Depreciation and amortization	(83,811)	(42,561)	(29,030)	(12,220)
Interest and other income, net	563	283	179	101
Interest and debt expense	(67,166)	(29,112)	(30,581)	(7,473)
Income before income taxes	44,762	19,340	19,883	5,539
Income tax expense	(11)	(7)	(2)	(2)
Net income	$44,751	$19,333	$19,881	$5,537

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$28,860	$17,401	$9,742	$1,717
Management fee income	3,508	1,265	564	1,679
PGRE's share of net income	32,368	18,666	10,306	3,396
Real estate depreciation and amortization	56,326	38,305	14,224	3,797
FFO/Core FFO (1)	$88,694	$56,971	$24,530	$7,193

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$15,891	$1,932	$10,139	$3,820
Management fee expense	(3,508)	(1,265)	(564)	(1,679)
Net income attributable to noncontrolling interests	12,383	667	9,575	2,141
Real estate depreciation and amortization	27,485	4,256	14,806	8,423
FFO/Core FFO (1)	$39,868	$4,923	$24,381	$10,564

(1)
See page 54 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2023
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$1,974,734	$217,202	$616,697	$352,299	$144,430	$644,106
Cash and cash equivalents	89,106	26,342	28,534	19,340	632	14,258
Restricted cash	119,672	5,478	15,769	-	2,286	96,139
Accounts and other receivables	6,050	4,688	470	601	122	169
Deferred rent receivable	33,578	18,243	5,178	4,337	3,069	2,751
Deferred charges, net	13,471	8,892	2,664	825	1,090	-
Intangible assets, net	55,295	-	6,765	7,437	1,764	39,329
For-sale residential condominium units (2)	250,000	-	-	-	-	250,000
Other assets	31,548	3,256	19,193	485	321	8,293
Total Assets	$2,573,454	$284,101	$695,270	$385,324	$153,714	$1,055,045

Liabilities:
Notes and mortgages payable, net	$1,740,516	$298,494	$410,404	$187,028	$160,910	$683,680
Accounts payable and accrued expenses	77,362	8,996	12,102	4,513	3,845	47,906
Intangible liabilities, net	6,184	-	606	4,766	812	-
Other liabilities	4,336	152	1,223	141	229	2,591
Total Liabilities	1,828,398	307,642	424,335	196,448	165,796	734,177

Total Equity	745,056	(23,541)	270,935	188,876	(12,082)	320,868

Total Liabilities and Equity	$2,573,454	$284,101	$695,270	$385,324	$153,714	$1,055,045

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Represents residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,377,084	$212,002	$627,169	$359,405	$149,653	$1,028,855
Cash and cash equivalents	140,818	28,335	38,918	15,322	3,950	54,293
Restricted cash	111,722	5,472	-	-	2,431	103,819
Accounts and other receivables	4,830	3,642	453	326	17	392
Deferred rent receivable	31,372	17,921	5,422	3,507	2,992	1,530
Deferred charges, net	13,026	9,566	1,430	951	1,079	-
Intangible assets, net	69,599	-	14,363	10,980	2,583	41,673
For-sale residential condominium units (2)	322,232	-	-	-	-	322,232
Other assets	37,826	189	22,651	211	1,564	13,211
Total Assets	$3,108,509	$277,127	$710,406	$390,702	$164,269	$1,566,005

Liabilities:
Notes and mortgages payable, net	$1,834,916	$298,186	$408,967	$186,909	$158,666	$782,188
Accounts payable and accrued expenses	47,302	5,620	10,768	3,264	4,262	23,388
Intangible liabilities, net	10,972	-	2,331	7,327	1,314	-
Other liabilities	3,481	176	232	246	244	2,583
Total Liabilities	1,896,671	303,982	422,298	197,746	164,486	808,159

Total Equity	1,211,838	(26,855)	288,108	192,956	(217)	757,846

Total Liabilities and Equity	$3,108,509	$277,127	$710,406	$390,702	$164,269	$1,566,005

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2023
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$39,503	$12,089	$12,548	$7,898	$3,100	$3,868
Total operating expenses	23,941	5,684	7,351	3,685	2,050	5,171
Net operating income (loss) (2)	15,562	6,405	5,197	4,213	1,050	(1,303)
Depreciation and amortization	(16,863)	(2,976)	(6,692)	(4,017)	(2,096)	(1,082)
Interest and other income, net	734	211	267	190	5	61
Interest and debt expense	(19,895)	(2,701)	(3,616)	(1,857)	(3,047)	(8,674)
Impairment loss	(68,407)	-	-	-	-	(68,407)	(3)
(Loss) income before income taxes	(88,869)	939	(4,844)	(1,471)	(4,088)	(79,405)
Income tax expense	(2)	-	-	(1)	(1)	-
Net (loss) income	$(88,871)	$939	$(4,844)	$(1,472)	$(4,089)	$(79,405)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(30,864)	$470	$(3,248)	$(642)	$(2,003)	$(25,441)
Step-up basis adjustment	(27)	-	-	-	-	(27)
Adjustments to equity in earnings of unconsolidated joint ventures	1,917	(470)	-	-	2,003	384
PGRE's share of net loss	(28,974)	-	(3,248)	(642)	-	(25,084)
Real estate depreciation and amortization	8,897	1,488	4,483	1,771	1,027	128
FFO (2)	(20,077)	1,488	1,235	1,129	1,027	(24,956)
RDF's share of an impairment loss related to residential condominium units at One Steuart Lane	23,942	-	-	-	-	23,942	(3)
Adjustments to equity in earnings of unconsolidated joint ventures	(1,917)	470	-	-	(2,003)	(384)
Other non-core items	381	-	-	-	-	381
FFO attributable to One Steuart Lane	1,093	-	-	-	-	1,093
Core FFO (2)	$3,422	$1,958	$1,235	$1,129	$(976)	$76

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(58,007)	$469	$(1,596)	$(830)	$(2,086)	$(53,964)
Real estate depreciation and amortization	7,993	1,488	2,209	2,246	1,069	981
FFO (2)	(50,014)	1,957	613	1,416	(1,017)	(52,983)
Impairment loss related to residential condominium units at One Steuart Lane	44,465	-	-	-	-	44,465	(3)
Other non-core items	7,225	-	-	-	-	7,225
FFO attributable to One Steuart Lane	2,028	-	-	-	-	2,028
Core FFO (2)	$3,704	$1,957	$613	$1,416	$(1,017)	$735

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
See page 54 for our definition of this measure.
(3)
Represents a non-cash impairment loss related to residential condominium units at One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$56,395	$12,131	$14,539	$7,729	$3,761	$18,235	(2)
Total operating expenses	34,234	5,330	7,106	3,731	1,532	16,535	(2)
Net operating income (3)	22,161	6,801	7,433	3,998	2,229	1,700
Depreciation and amortization	(17,734)	(2,753)	(8,262)	(4,053)	(1,848)	(818)
Interest and other income (loss), net	471	71	118	34	(3)	251
Interest and debt expense	(13,967)	(2,701)	(3,478)	(1,857)	(1,905)	(4,026)
(Loss) income before income taxes	(9,069)	1,418	(4,189)	(1,878)	(1,527)	(2,893)
Income tax expense	(11)	-	-	-	-	(11)
Net (loss) income	$(9,080)	$1,418	$(4,189)	$(1,878)	$(1,527)	$(2,904)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(5,024)	$709	$(2,811)	$(822)	$(748)	$(1,352)
Step-up basis adjustment	(64)	-	-	(3)	-	(61)
Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(709)	(709)	-	-	-	-
PGRE's share of net loss	(5,797)	-	(2,811)	(825)	(748)	(1,413)
Real estate depreciation and amortization	9,725	1,377	5,535	1,790	905	118
FFO (3)	3,928	1,377	2,724	965	157	(1,295)
Adjustments to equity in earnings for distributions from an unconsolidated joint venture	709	709	-	-	-	-
FFO attributable to One Steuart Lane	1,509	-	-	-	-	1,509
Core FFO (3)	$6,146	$2,086	$2,724	$965	$157	$214

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(4,056)	$709	$(1,378)	$(1,056)	$(779)	$(1,552)
Real estate depreciation and amortization	8,073	1,376	2,727	2,266	943	761
FFO (3)	4,017	2,085	1,349	1,210	164	(791)
FFO attributable to One Steuart Lane	2,735	-	-	-	-	2,735
Core FFO (3)	$6,752	$2,085	$1,349	$1,210	$164	$1,944

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 54 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2023
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$125,727	$36,496	$40,834	$23,823	$9,439	$15,135	(2)
Total operating expenses	73,632	17,239	21,972	10,597	6,054	17,770	(2)
Net operating income (loss) (3)	52,095	19,257	18,862	13,226	3,385	(2,635)
Depreciation and amortization	(52,341)	(8,631)	(21,805)	(12,166)	(6,572)	(3,167)
Interest and other income, net	2,226	707	901	470	29	119
Interest and debt expense	(53,256)	(8,020)	(10,603)	(5,570)	(8,701)	(20,362)
Impairment loss	(524,300)	-	-	-	-	(524,300)	(4)(5)
(Loss) income before income taxes	(575,576)	3,313	(12,645)	(4,040)	(11,859)	(550,345)
Income tax expense	(32)	-	(3)	(20)	(3)	(6)
Net (loss) income	$(575,608)	$3,313	$(12,648)	$(4,060)	$(11,862)	$(550,351)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(65,015)	$1,657	$(8,482)	$(1,775)	$(5,813)	$(50,602)
Step-up basis adjustment	(2,663)	-	-	(5)	-	(2,658)
Adjustments to equity in earnings of unconsolidated joint ventures	4,540	(1,657)	-	-	5,813	384
PGRE's share of net loss	(63,138)	-	(8,482)	(1,780)	-	(52,876)
Real estate depreciation and amortization	27,909	4,316	14,609	5,369	3,221	394
Real estate impairment loss	24,734	-	-	-	-	24,734	(4)
FFO (3)	(10,495)	4,316	6,127	3,589	3,221	(27,748)
RDF's share of an impairment loss related to residential condominium units at One Steuart Lane	23,942	-	-	-	-	23,942	(5)
Adjustments to equity in earnings of unconsolidated joint ventures	(4,540)	1,657	-	-	(5,813)	(384)
Other non-core items	625	-	-	-	-	625
FFO attributable to One Steuart Lane	3,854	-	-	-	-	3,854
Core FFO (3)	$13,386	$5,973	$6,127	$3,589	$(2,592)	$289

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(510,593)	$1,656	$(4,166)	$(2,285)	$(6,049)	$(499,749)
Real estate depreciation and amortization	27,095	4,315	7,196	6,802	3,351	5,431
Real estate impairment loss	431,159	-	-	-	-	431,159	(4)
FFO (3)	(52,339)	5,971	3,030	4,517	(2,698)	(63,159)
Impairment loss related to residential condominium units at One Steuart Lane	44,465	-	-	-	-	44,465	(5)
Other non-core items	11,850	-	-	-	-	11,850
FFO attributable to One Steuart Lane	9,561	-	-	-	-	9,561
Core FFO (3)	$13,537	$5,971	$3,030	$4,517	$(2,698)	$2,717

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 54 for our definition of this measure.
(4)
Represents a non-cash real estate impairment loss related to 60 Wall Street.
(5)
Represents a non-cash impairment loss related to residential condominium units at One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$218,457	$32,839	$43,505	$23,127	$11,367	$107,619	(2)
Total operating expenses	129,035	16,180	20,542	10,023	5,220	77,070	(2)
Net operating income (3)	89,422	16,659	22,963	13,104	6,147	30,549
Depreciation and amortization	(68,140)	(8,099)	(24,257)	(12,689)	(5,570)	(17,525)
Interest and other income (loss), net	487	75	121	12	(12)	291
Interest and debt expense	(47,900)	(8,047)	(10,245)	(5,570)	(5,065)	(18,973)
(Loss) income before income taxes	(26,131)	588	(11,418)	(5,143)	(4,500)	(5,658)
Income tax expense	(54)	-	(3)	(34)	(4)	(13)
Net (loss) income	$(26,185)	$588	$(11,421)	$(5,177)	$(4,504)	$(5,671)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(14,796)	$294	$(7,661)	$(2,287)	$(2,207)	$(2,935)
Step-up basis adjustment	(236)	-	-	(9)	-	(227)
Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(294)	(294)	-	-	-	-
PGRE's share of net loss	(15,326)	-	(7,661)	(2,296)	(2,207)	(3,162)
Real estate depreciation and amortization	29,763	4,050	16,252	5,604	2,729	1,128
FFO (3)	14,437	4,050	8,591	3,308	522	(2,034)
Adjustments to equity in earnings for distributions from an unconsolidated joint venture	294	294	-	-	-	-
FFO attributable to One Steuart Lane	3,283	-	-	-	-	3,283
Core FFO (3)	$18,014	$4,344	$8,591	$3,308	$522	$1,249

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(11,389)	$294	$(3,760)	$(2,890)	$(2,297)	$(2,736)
Real estate depreciation and amortization	38,613	4,049	8,005	7,094	2,841	16,624
FFO (3)	27,224	4,343	4,245	4,204	544	13,888
FFO attributable to One Steuart Lane	5,796	-	-	-	-	5,796
Core FFO (3)	$33,020	$4,343	$4,245	$4,204	$544	$19,684

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS - BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2023				As of September 30, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$20,519	$376	$20,143		$193,547
Accounts and other receivables	134	-	134		-
Real estate related fund investments (2)	68,225	68,225	-		155,022
Investments in unconsolidated joint ventures	90,865	-	90,865	(3)	-
Other assets	14	14	-		497
Total Assets	$179,757	$68,615	$111,142		$349,066

Liabilities:
Accounts payable and accrued expenses	$101	$73	$28		$64
Other liabilities	1	1	-		1
Total Liabilities	102	74	28		65

Equity:
Paramount Group, Inc. equity	16,682	8,925	7,757		4,537
Joint Venture Partners' equity	162,973	59,616	103,357		344,464
Total Equity	179,655	68,541	111,114		349,001

Total Liabilities and Equity	$179,757	$68,615	$111,142		$349,066

(1)
Represents Paramount Group Real Estate Fund VII, LP (“Fund VII”), Paramount Group Real Estate Fund VII-H, LP (“Fund VII-H”) and Paramount Group Real Estate Fund VIII, LP (“Fund VIII”).
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022				As of December 31, 2022
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$3,551	$199	$3,352		$29,076
Accounts and other receivables	3,650	-	3,650		-
Real estate related fund investments (2)	105,369	105,369	-		232,295
Investments in unconsolidated joint ventures	77,961	-	77,961	(3)	-
Other assets	3,632	201	3,431		342
Total Assets	$194,163	$105,769	$88,394		$261,713

Liabilities:
Accounts payable and accrued expenses	$85	$34	$51		$-
Other liabilities	248	14	234		91
Total Liabilities	333	48	285		91

Equity:
Paramount Group, Inc. equity	20,455	13,766	6,689		3,411
Joint Venture Partners' equity	173,375	91,955	81,420		258,211
Total Equity	193,830	105,721	88,109		261,622

Total Liabilities and Equity	$194,163	$105,769	$88,394		$261,713

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS - OPERATING RESULTS

(unaudited and in thousands)

					Three Months Ended
	Three Months Ended September 30, 2023				September 30, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X (1)	Development Fund		Unconsolidated Funds (2)
Net investment income	$2,032	$2,032	$-		$1,571
Net realized losses	-	-	-		(7)
Net unrealized gains (losses)	28	28	-		(57,370)
Income (loss) from real estate related fund investments	2,060	2,060	-		(55,806)
Loss from unconsolidated joint ventures	(25,037)	-	(25,037)	(3)	-
Interest and other income, net	203	-	203		-
(Loss) income before income taxes	(22,774)	2,060	(24,834)		(55,806)
Income tax benefit	1	-	1		-
Net (loss) income	$(22,773)	$2,060	$(24,833)		$(55,806)

PGRE's share
Ownership	Total	13.0%	7.4%		Total
Net (loss) income	$(2,113)	$269	$(2,382)		$(721)
Management fee income	274	274	-		-
PGRE's share of net (loss) income	(1,839)	543	(2,382)		(721)
Real estate depreciation and amortization	1	-	1		-
FFO (4)	(1,838)	543	(2,381)		(721)
Impairment loss related to residential condominium units at One Steuart Lane	1,772	-	1,772		-
FFO attributable to One Steuart Lane	80	-	80		-
Realized and unrealized gains and losses from real estate related fund investments	(4)	(4)	-		739
Core FFO (4)	$10	$539	$(529)		$18

Joint Venture Partners' share
Ownership	Total	87.0%	92.6%		Total
Net (loss) income	$(20,660)	$1,791	$(22,451)		$(55,085)
Management fee expense	(274)	(274)	-		-
Net (loss) income attributable to joint venture partners	(20,934)	1,517	(22,451)		(55,085)
Real estate depreciation and amortization	1	-	1		-
FFO (4)	(20,933)	1,517	(22,450)		(55,085)
Impairment loss related to residential condominium units at One Steuart Lane	22,170	-	22,170		-
FFO attributable to One Steuart Lane	1,013	-	1,013		-
Realized and unrealized gains and losses from real estate related fund investments	(24)	(24)	-		56,638
Core FFO (4)	$2,226	$1,493	$733		$1,553

(1)
Prior to December 12, 2022, Fund X was accounted for under the equity method of accounting. Subsequent to December 12, 2022, we increased our ownership in Fund X to 13.0% and began consolidating Fund X into our consolidated financial statements.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
Represents RDF’s share of a non-cash impairment loss related to residential condominium units at One Steuart Lane.
(4)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended
	September 30, 2022	Three Months Ended September 30, 2022
		Total
	Consolidated Fund (1)	Unconsolidated Funds	Fund X	Other (2)
Net investment income	$-	$6,132	$3,504	$2,628
Net unrealized gains (losses)	-	444	(395)	839
Income from real estate related fund investments	-	6,576	3,109	3,467
Loss from unconsolidated joint ventures	(1,516)	-	-	-
Interest and other income, net	110	-	-	-
Net (loss) income	$(1,406)	$6,576	$3,109	$3,467

PGRE's share
Ownership	7.4%	Total	8.2%	Various
Net (loss) income	$(97)	$300	$256	$44
Management fee income	-	-	-	-
PGRE's share of net (loss) income	(97)	300	256	44
Real estate depreciation and amortization	2	-	-	-
FFO (3)	(95)	300	256	44
FFO attributable to One Steuart Lane	111	-	-	-
Realized and unrealized gains and losses from real estate related fund investments	-	21	32	(11)
Core FFO (3)	$16	$321	$288	$33

Joint Venture Partners' share
Ownership	92.6%	Total	91.8%	Various
Net (loss) income	$(1,309)	$6,276	$2,853	$3,423
Management fee expense	-	-	-	-
Net (loss) income attributable to joint venture partners	(1,309)	6,276	2,853	3,423
Real estate depreciation and amortization	5	-	-	-
FFO (3)	(1,304)	6,276	2,853	3,423
FFO attributable to One Steuart Lane	1,398	-	-	-
Realized and unrealized gains and losses from real estate related fund investments	-	(465)	363	(828)
Core FFO (3)	$94	$5,811	$3,216	$2,595

(1)
Represents Residential Development Fund.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS - OPERATING RESULTS

(unaudited and in thousands)

						Nine Months Ended
	Nine Months Ended September 30, 2023					September 30, 2023
	Consolidated Funds
	Total			Residential		Total
	Consolidated Funds	Fund X (1)		Development Fund		Unconsolidated Funds (2)
Net investment income	$9,741	$9,741		$-		$7,112
Net realized losses	(1,224)	(1,224)		-		(7)
Net unrealized losses	(45,551)	(45,551)	(3)	-		(74,258)
Loss from real estate related fund investments	(37,034)	(37,034)		-		(67,153)
Loss from unconsolidated joint ventures	(27,811)	-		(27,811)	(4)	-
Interest and other income, net	815	-		815		-
Net loss	$(64,030)	$(37,034)		$(26,996)		$(67,153)

PGRE's share
Ownership	Total	13.0%		7.4%		Total
Net loss	$(7,462)	$(4,822)		$(2,640)		$(867)
Management fee income	844	844		-		-
PGRE's share of net loss	(6,618)	(3,978)		(2,640)		(867)
Real estate depreciation and amortization	1	-		1		-
FFO (5)	(6,617)	(3,978)		(2,639)		(867)
Impairment loss related to residential condominium units at One Steuart Lane	1,772	-		1,772		-
FFO attributable to One Steuart Lane	285	-		285		-
Realized and unrealized losses from real estate related fund investments	6,090	6,090		-		957
Core FFO (5)	$1,530	$2,112		$(582)		$90

Joint Venture Partners' share
Ownership	Total	87.0%		92.6%		Total
Net loss	$(56,568)	$(32,212)		$(24,356)		$(66,286)
Management fee expense	(844)	(844)		-		-
Net loss attributable to joint venture partners	(57,412)	(33,056)		(24,356)		(66,286)
Real estate depreciation and amortization	14	-		14		-
FFO (5)	(57,398)	(33,056)		(24,342)		(66,286)
Impairment loss related to residential condominium units at One Steuart Lane	22,170	-		22,170		-
FFO attributable to One Steuart Lane	3,569	-		3,569		-
Realized and unrealized losses from real estate related fund investments	40,685	40,685		-		73,308
Core FFO (5)	$9,026	$7,629		$1,397		$7,022

(1)
Prior to December 12, 2022, Fund X was accounted for under the equity method of accounting. Subsequent to December 12, 2022, we increased our ownership in Fund X to 13.0% and began consolidating Fund X into our consolidated financial statements.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
Primarily represents an unrealized loss on a mezzanine loan investment based on a negotiated transaction price.
(4)
Includes RDF’s share of a non-cash impairment loss related to residential condominium units at One Steuart Lane.
(5)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended
	September 30, 2022	Nine Months Ended September 30, 2022
		Total
	Consolidated Fund (1)	Unconsolidated Funds	Fund X	Other (2)
Net investment income	$-	$14,674	$6,865	$7,809
Net realized losses	-	(2,269)	-	(2,269)
Net unrealized (losses) gains	-	(2,871)	382	(3,253)
Income from real estate related fund investments	-	9,534	7,247	2,287
Loss from unconsolidated joint ventures	(3,303)	-	-	-
Interest and other income, net	325	-	-	-
(Loss) income before income taxes	(2,978)	9,534	7,247	2,287
Income tax expense	(2)	-	-	-
Net (loss) income	$(2,980)	$9,534	$7,247	$2,287

PGRE's share
Ownership	7.4%	Total	8.2%	Various
Net (loss) income	$(303)	$625	$597	$28
Management fee income	-	-	-	-
PGRE's share of net (loss) income	(303)	625	597	28
Real estate depreciation and amortization	2	-	-	-
FFO (3)	(301)	625	597	28
FFO attributable to One Steuart Lane	243	-	-	-
Realized and unrealized gains and losses from real estate related fund investments	-	39	(32)	71
Core FFO (3)	$(58)	$664	$565	$99

Joint Venture Partners' share
Ownership	92.6%	Total	91.8%	Various
Net (loss) income	$(2,677)	$8,909	$6,650	$2,259
Management fee expense	-	-	-	-
Net (loss) income attributable to joint venture partners	(2,677)	8,909	6,650	2,259
Real estate depreciation and amortization	18	-	-	-
FFO (3)	(2,659)	8,909	6,650	2,259
FFO attributable to One Steuart Lane	3,040	-	-	-
Realized and unrealized gains and losses from real estate related fund investments	-	5,101	(350)	5,451
Core FFO (3)	$381	$14,010	$6,300	$7,710

(1)
Represents Residential Development Fund.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
See page 54 for our definition of this measure.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of September 30, 2023
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,817,050
Revolving Credit Facility	-
3,817,050
Less:
Noncontrolling interests' share of consolidated debt (2)	(782,120)
Add:
PGRE's share of unconsolidated joint venture debt (3)	626,292
PGRE's Share of Total Debt (4)	3,661,222

	Shares / Units	Share Price as of
Equity:	Outstanding	September 30, 2023
Common stock	217,353,507	$4.62	1,004,173
Operating Partnership units	19,429,601	4.62	89,765
Total equity	236,783,108	4.62	1,093,938

Total Market Capitalization			$4,755,160

(1)
Represents contractual amounts due pursuant to the respective debt agreements.
(2)
Represents noncontrolling interests’ share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)
Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 1600 Broadway, 60 Wall Street and Oder-Center, Germany.
(4)
See page 54 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	860,000	4.87%	500,000	2.49%	360,000	8.18%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	232,050	4.50%	232,050	4.50%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,817,050	3.88%	3,457,050	3.43%	360,000	8.18%
Noncontrolling interests' share	(782,120)	3.96%	(782,120)	3.96%	-	-
PGRE's share of consolidated debt	$3,034,930	3.86%	$2,674,930	3.27%	$360,000	8.18%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	411,580	3.20%	402,000	3.11%	9,580	6.94%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	160,939	7.48%	-	-	160,939	7.48%
1600 Broadway	98,000	3.45%	98,000	3.45%	-	-
60 Wall Street	575,000	7.78%	-	-	575,000	7.78%
Oder-Center, Germany	12,419	5.20%	-	-	12,419	5.20%
Total unconsolidated debt	1,745,438	5.24%	987,500	3.37%	757,938	7.67%
Joint venture partners' share	(1,119,146)	5.88%	(476,475)	3.43%	(642,671)	7.69%
PGRE's share of unconsolidated debt	$626,292	4.09%	$511,025	3.32%	$115,267	7.50%

PGRE's share of Total Debt (1)	$3,661,222	3.90%	$3,185,955	3.28%	$475,267	8.01%

Revolving Credit Facility Covenants: (2)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	45.6%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	45.6%	Consolidated fixed rate debt	$2,674,930
Fixed Charge Coverage	Greater than 1.5x	2.86x	Unconsolidated fixed rate debt	511,025
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,185,955	87.0%
Unencumbered Interest Coverage	Greater than 1.75x	41.50x	Variable rate debt:
			Consolidated variable rate debt	360,000
			Unconsolidated variable rate debt	115,267
			PGRE's share of variable rate debt	475,267	13.0%
			PGRE's share of Total Debt (4)	$3,661,222	100.0%

(1)
See page 54 for our definition of this measure.
(2)
This section presents ratios as of September 30, 2023 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2023		2024	2025	2026	2027	Thereafter	Total
One Market Plaza	$-		$975,000	$-	$-	$-	$-	$975,000
31 West 52nd Street	-		-	-	500,000	-	-	500,000
1301 Avenue of the Americas	-		-	-	860,000	-	-	860,000
300 Mission Street	-		-	-	232,050	-	-	232,050
1633 Broadway	-		-	-	-	-	1,250,000	1,250,000
Revolving Credit Facility	-		-	-	-	-	-	-
Total consolidated debt	-		975,000	-	1,592,050	-	1,250,000	3,817,050
Noncontrolling interests' share	-		(497,250)	-	(159,882)	-	(124,988)	(782,120)
PGRE's share of consolidated debt	$-		$477,750	$-	$1,432,168	$-	$1,125,012	$3,034,930

Unconsolidated Joint Venture Debt:
60 Wall Street	$575,000	(1)	$-	$-	$-	$-	$-	$575,000
111 Sutter Street	-		160,939	-	-	-	-	160,939
Market Center	-		-	411,580	-	-	-	411,580
55 Second Street	-		-	-	187,500	-	-	187,500
712 Fifth Avenue	-		-	-	-	300,000	-	300,000
Oder-Center, Germany	-		-	-	-	-	12,419	12,419
1600 Broadway	-		-	-	-	-	98,000	98,000
Total unconsolidated debt	575,000		160,939	411,580	187,500	300,000	110,419	1,745,438
Joint venture partners' share	(546,192)		(82,079)	(135,821)	(104,831)	(150,000)	(100,223)	(1,119,146)
PGRE's share of unconsolidated debt	$28,808		$78,860	$275,759	$82,669	$150,000	$10,196	$626,292

PGRE's Share of Total Debt (2)	$28,808		$556,610	$275,759	$1,514,837	$150,000	$1,135,208	$3,661,222

Weighted average rate	7.78%		4.52%	3.20%	4.44%	3.39%	3.00%	3.90%

% of debt maturing	0.8%		15.2%	7.5%	41.4%	4.1%	31.0%	100.0%

(1)
The joint venture that owns 60 Wall Street defaulted on its loan and is currently in negotiations with the lender to modify the loan.
(2)
See page 54 for our definition of this measure.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	100.0%	100.0%	$186,417	$82.33	2,272,773	-	2,272,773	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	96.6%	96.6%	11,165	66.77	253,609	-	253,609	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung
	90.0%	99.7%	99.7%	197,582	81.95	2,526,382	-	2,526,382
1301 Avenue of the Americas
Office	100.0%	79.5%	70.0%	100,132	85.42	1,695,600	-	1,695,600	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff,
									O'Melveny & Myers
Retail / Amenity Center	100.0%	89.8%	89.8%	2,563	183.83	50,722	-	50,722	Ocean Prime, Starbucks
	100.0%	79.8%	70.6%	102,695	86.48	1,746,322	-	1,746,322
1325 Avenue of the Americas
Office	100.0%	93.7%	93.7%	50,323	67.99	809,383	-	809,383	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore
Retail	100.0%	96.7%	96.7%	1,393	87.88	15,498	-	15,498	La Grande Boucherie
	100.0%	93.8%	93.8%	51,716	68.29	824,881	-	824,881
31 West 52nd Street
Office	100.0%	96.4%	92.8%	64,656	93.94	742,139	-	742,139	Clifford Chance, Pillsbury Winthrop Shaw Pittman,
									Centerview Partners, Bracewell, Providence Equity Partners,
									Wilson Sonsini
Retail	100.0%	87.1%	87.1%	4,742	117.17	25,913	-	25,913	Fogo De Chao, MoMA Design Store
	100.0%	96.1%	92.6%	69,398	94.67	768,052	-	768,052
900 Third Avenue
Office	100.0%	82.4%	78.6%	32,053	71.14	575,196	-	575,196	Goldman Sachs, Shiseido, Tannenbaum Helpern Syracuse &
									Hirschtritt, Littler Mendelson
Retail	100.0%	81.7%	81.7%	1,334	97.31	16,144	-	16,144	Bank of America
	100.0%	82.4%	78.7%	33,387	71.89	591,340	-	591,340
712 Fifth Avenue
Office	50.0%	80.6%	75.6%	42,057	121.58	457,581	-	457,581	CVC Advisors, abrdn, OMI Management, Riverstone Holdings,
									Pictet Asset Management
Retail	50.0%	20.9%	20.9%	8,029	446.18	85,917	-	85,917	Harry Winston
	50.0%	71.2%	66.9%	50,086	137.59	543,498	-	543,498
1600 Broadway
Retail	9.2%	100.0%	100.0%	10,678	316.98	25,693	-	25,693	M&M's World
60 Wall Street (3)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,625,483	1,625,483

Subtotal / Weighted average		90.0%	86.7%	$515,542	$86.40	7,026,168	1,625,483	8,651,651
PGRE's share		90.4%	86.9%	$461,047	$83.85	6,478,477	81,437	6,559,914

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment .

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	96.6%	96.6%	$163,634	$109.23	1,555,679	-	1,555,679	Google, Morgan Lewis & Bockius, Visa,
									The Capital Group, Autodesk, Citigroup,
									Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	74.5%	74.5%	5,096	75.59	53,874	-	53,874	Starbucks, STK Steak House,
									One Market Restaurant
	49.0%	95.8%	95.8%	168,730	108.40	1,609,553	-	1,609,553
Market Center
Office	67.0%	57.5%	54.3%	36,935	91.62	744,403	-	744,403	Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Raymond James, Waymo
Retail	67.0%	0.8%	0.8%	146	-	5,950	-	5,950
	67.0%	57.0%	53.9%	37,081	91.62	750,353	-	750,353
300 Mission Street
Office	31.1%	80.9%	80.9%	47,962	98.32	605,662	-	605,662	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	2,954	66.49	49,172	-	49,172	Equinox
	31.1%	81.4%	81.4%	50,916	95.72	654,834	-	654,834
One Front Street
Office	100.0%	88.6%	88.6%	50,178	89.67	632,762	-	632,762	JPMorgan, Coinbase, JLL, Cigna
Retail	100.0%	97.5%	97.5%	1,213	92.84	13,137	-	13,137	JPMorgan
	100.0%	88.8%	88.8%	51,391	89.74	645,899	-	645,899
55 Second Street
Office	44.1%	86.4%	83.3%	26,168	85.07	370,463	-	370,463	KPMG, Intercom, Rippling, UKG
									Alston & Bird
Retail	44.1%	100.0%	100.0%	923	113.53	7,480	-	7,480	Sutter West Bay Medical, Bluestone Lane
	44.1%	86.7%	83.6%	27,091	85.74	377,943	-	377,943
111 Sutter Street
Office	49.0%	53.3%	53.3%	11,370	87.13	247,921	-	247,921	Turo, Natural Resource Defense Council
Retail	49.0%	86.7%	86.7%	1,668	65.60	29,358	-	29,358	24 Hour Fitness
	49.0%	56.8%	56.8%	13,038	83.62	277,279	-	277,279

Subtotal / Weighted average		82.5%	81.7%	$348,247	$98.39	4,315,861	-	4,315,861
PGRE's share		82.0%	81.1%	$193,084	$97.09	2,443,510	-	2,443,510

Total / Weighted average		87.1%	84.8%	$863,789	$90.92	11,342,029	1,625,483	12,967,512
PGRE's share		88.1%	85.4%	$654,131	$87.41	8,921,987	81,437	9,003,424

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2023		As of June 30, 2023		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.7%	99.7%	99.7%	99.7%	-%
1301 Avenue of the Americas	100.0%	79.8%	79.8%	79.8%	79.8%	-%
1325 Avenue of the Americas	100.0%	93.8%	93.8%	93.8%	93.8%	-%
31 West 52nd Street	100.0%	96.1%	96.1%	96.4%	96.4%	(0.3%)
900 Third Avenue	100.0%	82.4%	82.4%	82.4%	82.4%	-%
712 Fifth Avenue	50.0%	71.2%	71.2%	73.2%	73.2%	(2.0%)
1600 Broadway	9.2%	100.0%	100.0%	100.0%	100.0%	-%
60 Wall Street (2)	5.0%	N/A	-%	N/A	-%	-%
Weighted average		90.0%	90.0%	90.2%	90.2%	(0.2%)
PGRE's share		90.4%	90.4%	90.5%	90.5%	(0.1%)

San Francisco:
One Market Plaza	49.0%	95.8%	95.8%	95.8%	95.8%	-%
Market Center	67.0%	57.0%	57.0%	79.4%	79.4%	(22.4%)
300 Mission Street	31.1%	81.4%	81.4%	81.4%	81.4%	-%
One Front Street	100.0%	88.8%	88.8%	91.7%	91.7%	(2.9%)
55 Second Street	44.1%	86.7%	86.7%	83.7%	83.7%	3.0%
111 Sutter Street	49.0%	56.8%	56.8%	57.0%	57.0%	(0.2%)
Weighted average		82.5%	82.5%	86.6%	86.6%	(4.1%)
PGRE's share		82.0%	82.0%	87.2%	87.2%	(5.2%)

Weighted average		87.1%	87.1%	88.8%	88.8%	(1.7%)
PGRE's share		88.1%	88.1%	89.6%	89.6%	(1.5%)

(1)
See page 54 for our definition of this measure.
(2)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2023		As of December 31, 2022		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.7%	99.7%	99.7%	99.7%	-%
1301 Avenue of the Americas	100.0%	79.8%	79.8%	88.1%	88.1%	(8.3%)
1325 Avenue of the Americas	100.0%	93.8%	93.8%	94.4%	94.4%	(0.6%)
31 West 52nd Street	100.0%	96.1%	96.1%	93.0%	93.0%	3.1%
900 Third Avenue	100.0%	82.4%	82.4%	79.3%	79.3%	3.1%
712 Fifth Avenue	50.0%	71.2%	71.2%	73.9%	73.9%	(2.7%)
1600 Broadway	9.2%	100.0%	100.0%	100.0%	100.0%	-%
60 Wall Street (2)	5.0%	N/A	-%	N/A	-%	-%
Weighted average		90.0%	90.0%	91.7%	91.7%	(1.7%)
PGRE's share		90.4%	90.4%	92.1%	92.1%	(1.7%)

San Francisco:
One Market Plaza	49.0%	95.8%	95.8%	95.8%	95.8%	-%
Market Center	67.0%	57.0%	57.0%	79.4%	79.4%	(22.4%)
300 Mission Street	31.1%	81.4%	81.4%	81.4%	81.4%	-%
One Front Street	100.0%	88.8%	88.8%	97.0%	97.0%	(8.2%)
55 Second Street	44.1%	86.7%	86.7%	86.0%	86.0%	0.7%
111 Sutter Street	49.0%	56.8%	56.8%	59.4%	59.4%	(2.6%)
Weighted average		82.5%	82.5%	87.8%	87.8%	(5.3%)
PGRE's share		82.0%	82.0%	88.9%	88.9%	(6.9%)

Weighted average		87.1%	87.1%	90.2%	90.2%	(3.1%)
PGRE's share		88.1%	88.1%	91.3%	91.3%	(3.2%)

(1)
See page 54 for our definition of this measure.
(2)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

					PGRE's Share of
			Total		Total		Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet		Square Feet			Per Square	Annualized
As of September 30, 2023	Property	Expiration	Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
JPMorgan Chase Bank (3)	One Front Street	Jun-2025	241,854		241,854		$20,883	$86.04	3.2%
		Dec-2029	76,999		76,999		8,015	104.09	1.2%
		Dec-2030	25,157		25,157		2,389	94.41	0.4%
			344,010		344,010		31,287	90.69	4.8%
Clifford Chance LLP	31 West 52nd Street	Jun-2024	328,543	(4)	328,543	(4)	29,977	91.23	4.6%
Allianz Global Investors, LP	1633 Broadway	Jan-2031	320,911		288,823		28,725	99.46	4.4%
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589		111,589		10,206	91.46	1.6%
		Sep-2034	179,286		179,286		17,782	94.91	2.7%
			290,875		290,875		27,988	93.59	4.3%
Morgan Stanley & Company	1633 Broadway	Mar-2032	260,829		234,749		20,051	85.41	3.1%
WMG Acquisition Corp.	1633 Broadway	Jul-2029	288,250		259,428		18,197	69.49	2.8%
(Warner Music Group)
Showtime Networks, Inc.	1633 Broadway	Jan-2026	253,196		227,879		17,377	74.64	2.7%
Google, Inc.	One Market Plaza	Apr-2025	339,833		166,518		16,228	97.03	2.5%
Kasowitz Benson Torres	1633 Broadway	May-2024	50,718		45,647		3,709	81.26	0.6%
		Mar-2037	152,676		137,410		11,166	81.26	1.7%
			203,394		183,057		14,875	81.26	2.3%
Autodesk, Inc.	One Market Plaza	Dec-2023	36,436		17,854		1,887	105.69	0.3%
		Jun-2026	109,432		53,622		6,116	114.04	1.0%
	300 Mission	Feb-2032	117,673		36,596		4,140	113.13	0.6%
			263,541		108,072		12,143	112.36	1.9%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of September 30, 2023	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,778,529	23.4%	$158,203	24.2%
Technology and Media	1,566,674	20.6%	130,619	20.0%
Financial Services - Commercial and Investment Banking	1,321,034	17.3%	111,288	17.0%
Financial Services, all others	1,113,858	14.6%	106,633	16.3%
Insurance	418,050	5.5%	40,627	6.2%
Retail	162,193	2.1%	17,936	2.8%
Travel and Leisure	206,823	2.7%	13,967	2.1%
Consumer Products	121,732	1.6%	10,374	1.6%
Other Professional Services	111,420	1.5%	10,113	1.5%
Other	814,867	10.7%	54,371	8.3%

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
On June 30, 2023, we entered into a surrender and assumption agreement with JPMorgan whereby JPMorgan (i) assumed, under the same lease terms that we had with First Republic, 344,010 square feet of existing space, and (ii) surrendered the remaining 116,716 square feet of space, which largely represented space that was not being utilized by First Republic, and a majority of which (88,236 square feet) was subleased to various other tenants under lease agreements expiring between 2023 and 2024.
(4)
Includes 105,756 square feet that has been pre-leased to Wilson Sonsini through March 2041.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended September 30, 2023

Total square feet leased	298,259	184,782	113,477

PGRE's share of total square feet leased:	227,082	180,847	46,235
Initial rent (2)	$75.65	$72.57	$87.71
Weighted average lease term (in years)	6.5	6.6	6.0
Tenant improvements and leasing commissions:
Per square foot	$58.41	$60.77	$49.16
Per square foot per annum	$8.96	$9.14	$8.17
Percentage of initial rent	11.8%	12.6%	9.3%
Rent concessions:
Average free rent period (in months)	5.0	5.1	4.9
Average free rent period per annum (in months)	0.8	0.8	0.8

Second generation space: (2)
Square feet	220,495	179,333	41,162
Cash basis:
Initial rent (2)	$75.26	$72.30	$88.17
Prior escalated rent (2)	$75.58	$71.84	$91.86
Percentage (decrease) increase	(0.4%)	0.6%	(4.0%)
GAAP basis:
Straight-line rent (2)	$74.24	$70.66	$89.83
Prior straight-line rent (2)	$73.89	$70.76	$87.52
Percentage increase (decrease)	0.5%	(0.1%)	2.6%

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
See page 54 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Nine Months Ended September 30, 2023

Total square feet leased	565,740	363,530	202,210

PGRE's share of total square feet leased:	454,819	352,901	101,918
Initial rent (2)	$78.42	$75.62	$88.14
Weighted average lease term (in years)	9.5	10.7	5.3
Tenant improvements and leasing commissions:
Per square foot	$107.69	$117.74	$72.88
Per square foot per annum	$11.37	$11.03	$13.76
Percentage of initial rent	14.5%	14.6%	15.6%
Rent concessions:
Average free rent period (in months)	9.5	10.4	6.3
Average free rent period per annum (in months)	1.0	1.0	1.2

Second generation space: (2)
Square feet	398,891	302,046	96,845
Cash basis:
Initial rent (2)	$78.49	$75.33	$88.35
Prior escalated rent (2)	$79.46	$76.44	$88.89
Percentage (decrease) increase	(1.2%)	(1.5%)	(0.6%)
GAAP basis:
Straight-line rent (2)	$76.64	$73.87	$85.26
Prior straight-line rent (2)	$75.94	$71.87	$88.62
Percentage increase (decrease)	0.9%	2.8%	(3.8%)

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
See page 54 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	9,727	7,141	$815	$-	0.1%

4Q 2023	128,201	105,490	8,901	84.18	1.3%

1Q 2024	298,781	241,295	19,446	80.59	2.9%
2Q 2024	358,190	334,547	29,994	89.74	4.5%
3Q 2024	211,004	191,747	16,108	83.88	2.4%
4Q 2024	65,124	47,540	3,779	79.55	0.5%
Total 2024	933,099	815,129	69,327	85.05	10.3%
2025	1,531,633	1,046,290	94,413	90.19	14.0%
2026	1,385,151	953,368	85,028	86.77	12.6%
2027	295,870	219,154	19,848	90.35	3.0%
2028	333,432	248,232	20,199	81.46	3.0%
2029	627,012	538,315	42,179	83.93	6.3%
2030	648,057	551,576	49,890	90.57	7.4%
2031	597,085	519,453	50,985	94.70	7.6%
2032	954,749	649,950	60,927	93.76	9.1%
Thereafter	2,439,784	2,202,590	169,968	82.89	25.3%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,596	2,421	$494	$-	0.1%

4Q 2023	86,137	77,524	5,927	76.17	1.2%

1Q 2024	134,449	121,650	8,947	73.50	1.9%
2Q 2024	284,690	279,619	24,950	89.20	5.2%
3Q 2024	178,337	173,210	13,945	80.39	2.9%
4Q 2024	35,689	30,267	2,168	71.64	0.5%
Total 2024	633,165	604,746	50,010	82.63	10.5%
2025	409,295	349,150	31,658	90.55	6.6%
2026	682,621	617,728	50,183	77.43	10.5%
2027	168,079	152,926	13,144	85.69	2.7%
2028	109,460	93,462	6,535	69.75	1.4%
2029	535,749	491,491	37,550	82.39	7.9%
2030	443,849	433,133	37,500	86.73	7.8%
2031	503,270	455,976	45,060	94.85	9.4%
2032	492,354	455,927	39,124	85.81	8.2%
Thereafter	2,255,233	2,118,836	161,319	81.99	33.7%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	7,131	4,720	$321	$-	0.2%

4Q 2023	42,064	27,966	2,974	106.45	1.5%

1Q 2024	164,332	119,645	10,499	87.81	5.4%
2Q 2024	73,500	54,928	5,044	92.52	2.6%
3Q 2024	32,667	18,537	2,163	116.52	1.1%
4Q 2024	29,435	17,273	1,611	93.43	0.8%
Total 2024	299,934	210,383	19,317	92.03	9.9%
2025	1,122,338	697,140	62,755	90.00	32.4%
2026	702,530	335,640	34,845	103.80	18.0%
2027	127,791	66,228	6,704	101.10	3.5%
2028	223,972	154,770	13,664	88.56	7.0%
2029	91,263	46,824	4,629	98.85	2.4%
2030	204,208	118,443	12,390	104.61	6.4%
2031	93,815	63,477	5,925	93.65	3.1%
2032	462,395	194,023	21,803	112.45	11.1%
Thereafter	184,551	83,754	8,649	103.39	4.5%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended September 30, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$7,934	$5,324	$2,590	$20
Second generation tenant improvements	10,261	6,946	3,315	-
Second generation leasing commissions	3,190	2,172	1,018	-
Total Capital Expenditures	21,385	14,442	6,923	20
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(3,537)	(660)	(2,877)	-
PGRE's share of Total Capital Expenditures	$17,848	$13,782	$4,046	$20

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Paramount Club	$5,324	$5,324	$-	$-
Other	28	28	-	-
Total Redevelopment Expenditures	5,352	5,352	-	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$5,352	$5,352	$-	$-

	Three Months Ended September 30, 2022
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$11,834	$7,109	$4,664	$61
Second generation tenant improvements	4,746	2,260	2,486	-
Second generation leasing commissions	7,682	6,041	1,641	-
Total Capital Expenditures	24,262	15,410	8,791	61
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(4,099)	(198)	(3,901)	-
PGRE's share of Total Capital Expenditures	$20,163	$15,212	$4,890	$61

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Lobby renovations and other	$2,549	$2,549	$-	$-
Total Redevelopment Expenditures	2,549	2,549	-	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$2,549	$2,549	$-	$-

(1)
See page 54 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Nine Months Ended September 30, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$33,713	$25,316	$8,021	$376
Second generation tenant improvements	25,408	12,626	12,782	-
Second generation leasing commissions	7,129	4,443	2,686	-
Total Capital Expenditures	66,250	42,385	23,489	376
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(10,811)	(958)	(9,853)	-
PGRE's share of Total Capital Expenditures	$55,439	$41,427	$13,636	$376

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Paramount Club	$14,249	$14,249	$-	$-
Other	896	896	-	-
Total Redevelopment Expenditures	15,145	15,145	-	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$15,145	$15,145	$-	$-

	Nine Months Ended September 30, 2022
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$36,127	$27,183	$8,824	$120
Second generation tenant improvements	30,122	16,763	13,359	-
Second generation leasing commissions	13,071	10,682	2,389	-
Total Capital Expenditures	79,320	54,628	24,572	120
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(10,857)	(1,559)	(9,298)	-
PGRE's share of Total Capital Expenditures	$68,463	$53,069	$15,274	$120

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Lobby renovations	$4,082	$4,036	$46	$-
Elevator modernizations	2,055	2,019	36	-
Other	2,808	2,720	88	-
Total Redevelopment Expenditures	8,945	8,775	170	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(283)	(172)	(111)	-
PGRE's share of Total Redevelopment Expenditures	$8,662	$8,603	$59	$-

(1)
See page 54 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate related funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs and adjustments, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate related funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate related funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at the property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased in the current period (i) prior to its originally scheduled expiration, or (ii) that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.